Exhibit 99.1

1 DarioHealth Corp. Nasdaq | DRIO AI - powered, digital solutions that drive durable behavior change in chronic disease

Forward Looking

Statement

This presentation of DarioHealth Corp. (the Company") and statements of our management or agents related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events. Words such as "seek," "intend," "believe," "plan," "estimate," "expect," "anticipate," "will," "would," and other similar expressions all denote forward-looking statements within the meaning of the Act.

Readers are cautioned that actual results, performance, liquidity, financial condition and results of operations, prospects and opportunities could differ materially and perhaps substantially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors. Factors that could cause or contribute to such differences include, but are not limited to our compliance with regulatory requirements, the impact of current and any future competition, our current and future capital requirements and our ability to satisfy our capital needs through financing transactions or otherwise, our ability to manufacture, market and generate sales of our Dario® diabetes management solution, as well as other factors and risks discussed in the Company's filings (including the results of the company's commercial and regulatory plans for Dario®) with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

In addition, readers are cautioned that any estimates, forecasts or projections contained in this presentation or as may be discussed by our management or agents have been prepared by our management in good faith on a basis believed to be reasonable. However, such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to our future performance. Readers are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

DARIO HEALTH

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3 We use technology and the science of behavior to create durable improvements in chronic disease, providing a personalized user experience at scale to make behavior change the path of least resistance. The Dario Virtuous Cycle , an AI - driven approach that uses billions of behavioral data points from tens of thousands of users to create a curated, personalized experience that is clinically proven to alter the course of chronic disease. Leveraging early learnings as a direct - to - consumer company (D2C) to build the leading comprehensive digital health platform for providers, health plans and benefits administrators (B2B2C). Tens of thousands of users pay out - of - pocket for our state - of - the - art mobile device technology platform which is top rated in the Appstore (4.9/5), with a Net Promoter Score of 77. Our high - margin SaaS revenue model therapeutics solution, targeting users with one or more chronic conditions, has a total addressable market of $108B for metabolic disease market and additional $213B for the musculoskeletal market With a strong balance sheet and additional capital from the recent financing, we are well positioned to deliver on our strategic plan to scale our user base through partnerships with insurance companies, health care plans and self - insuring employers. Current cash position – Exceed $ 90 M DarioHealth – A Leader in Digital Therapeutics

4 Empowering behavior change to alleviate the burden of chronic conditions through simple, clinically proven digital tools and coaching – Making the right thing to do, the easy thing to do. Mission statement

5 Chronic disease management represents a significant unmet need. 1 in 3 children born today will develop diabetes in their lifetime 7 / 10 deaths caused by chronic disease 147M+ people in the U.S. have chronic conditions $3 of $4 spent on healthcare from chronic diseases $3.7T annual total cost to the U.S. economy 5 https://onlinelibrary.wiley.com/doi/abs/ 10.1111 /j. 1746 - 1561.2006.00093 .x https://www.cdc.gov/chronicdisease/pdf/ 2009 - power - of - prevention.pdf https://www.rand.org/content/dam/rand/pubs/tools/TL 200 /TL 221 /RAND_TL 221 .pdf Statistics in this area tend to be older because of complexity tallying etc. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC 5876976 /

6 Approximately 0.5M under digital therapeutics US Penetration Global Addressable Market – Digital Therapeutics $162B opportunity in US alone. Of which less then 1% is already penetrated. 114M with chronic condition Less than 1 % penetration 1 st Condition: Hypertension $ 30 PMPM https://www.diabetesresearch.org/diabetes - statistics#:~:text=34.2%20million%20people%2C%20or%2010.5,yet%20been%20diagnosed%20(20 18). https://www.sciencedaily.com/releases/2016/03/160301114116.htm https://www.who.int/news - room/fact - sheets/detail/diabetes https://www.heart.org/en/news/2018/05/01/more - than - 100 - million - americans - have - high - blood - pressure - aha - says#:~:text=The%20number% 20of%20Americans%20at,adults%20in%20the%20United%20States. https://www.medscape.com/answers/241381 - 7614/what - is - the - global - prevalence - of - hypertension - high - blood - pressure#:~:text=Globally% 2C%20an%20estimated%2026%25%20of,a%20tremendous%20public%20health%20burden. Total US Market $90B Total US Market $72B 34.2M Diabetes 22.8M Comorbidities - Diabetes and Hypertension 103M Hypertension Metabolic Musculoskeleta l 126.6M Musculoskeletal * Calculated as $ 60 PMPM for diabetes, $ 30 PMPM for Hypertension and $ 50 PMPM for MSK

7 Dario Solution Fully - integrated digital solutions for managing multiple chronic conditions Diabetes Hypertension Live Analytics Propriety Medical Devices Mobile Application Digital and Human Coaching A Holistic, Integrated Service For Chronic Disease Management Prediabetes Musculoskeletal *2021

Dario's simplicity makes engagement easy

Proprietary medical device, mobile application, digital and human coaching

myDario™


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DarioEngage™



- telemedicine providers
- behavioral health support
- devices glucometer BP cuff digital scale
- gamification
- unlimited consumables
- activity tracking
- food tracking
- Coaching DarioWay
- AI-based insights
- education
- real-time coaching
- performance rewards

DARIO HEALTH

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9 personalized journey enables durable behavior change and chronic disease improvement Behavior change is the core requirement for improvement in chronic disease The user experience of 65k users generates over 4 billion behavioral data points annually The user experience of 65k users generates over 4 billion behavioral data points annually The Dario Virtuous Cycle An AI - driven approach that ensures that every member interaction and experience improve the user journey of others, allowing personalized behavior change at scale. 159,400 users

10 Dario accelerates behavior change by making the right thing to do, the easy thing to do “ Even when I know what I need to do, it feels impossible ” “With Dario tools, changing what I do is easy” Accelerates change “Its hard to keep up with devices and supplies” “I always have what I need, when I need it” Facilitates adherence “I’m unique — the solutions I’m offered don’t fit me” “My experience is personalized to me — that helps me stay connected” Personalizes experiences “Figuring out how to use the tools is too much effort — I just give up” “The next steps are automatic — I don’t have to think about anything.” Anticipates needs “Nobody is in my corner” “Help is a button away, and I get support before I even ask for it” Proactively supports Without Dario With Dario

11 Timing Tone Channel Content Frequency Intervention Dynamic Personalization for Each Individual AI Insights Continuously Applied to the Six Domains of Personalization for Each User (After 12 months Jack remains engaged) (After 3 months Jack drops out) “Jack’s” Dario Journey “Jack’s” Competitor Journey

Dario's High Engagement Rate Drives Results

Improved outcomes demonstrated in 11 clinical studies comprising >40,000 users and 3.4 million measurements

Experience and satisfaction drive high user engagement		Driving clinical improvement		Sustainable long-term outcomes		Significant cost savings
NPS +77 AppStore 4.9	›	eHbA1c 1.4% improvement* 50% reduction in hypoglycemic events 60% reduction in hyperglycemic events	›	Outcomes demonstrated over 2 years	›	Cost savings** $2,328 pppm 3.4x ROI for payers

DARIO HEALTH

References:

*AADE 2018 Scientific presentation for T2D after 12 months

** "The Cost and Impact of Type 2 Diabetes: Policy Recommendations for a Growing Public Health Epidemic" Paul Keckley, Nov2018 (1% HbA1c=1700$**) – see next slide

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13 Source: commentary/analysis about competitors is attributed to SVB Leerink from its August 2019 Livongo research report. Anal ysi s on Dario is based on management estimates. • Market with less then 1% penetration • Limited competitors with scale • Dario positioned for Market Leadership Role Dario’s Competitive Advantage Positive user experience with proven data driven return on investment in scale Digital Health Competitive Market Full integrated solution Scalable / Cost Structure User Satisfaction Published research / Clinical Performance Customer Base Size Global Why Dario Health Wins Superior Technology Solution Dario Health delivers a seamless user experience leads to superior user engagement that leads to clinical outcomes Proven Clinical Performance At Scale 3 years and billions of data points fed through Dario ’ s Virtuous Cycle provides a competitive AI advantage with 15 clinical paper shows significant improvement in outcomes Competitive and value - based pricing model State of the art user experience with high BPS and measurable clinical results makes for an attractive ROI to payers. *MSK *MSK *MSK solution

14 Market Places, Social Media, Search Engines 2020 + Leverage D2C core to penetrate the B2B2C market clients Members 2017 2019 2018 Employers Health Plans Providers 159,400 Users 3B + Data Points 15 Real Data Clinical Publications • Following the successful penetration and growth in the D2C market, demonstrated requisite clinical results at scale, now enables the Company to move into and target the B2B2C market. • This has enabled the Company to significantly accelerate and scale our platform DTC Enterprise Scale

15 Strong Client Base / Expanding Pipeline • Medicare reimbursable • Opportunity for increased revenue for providers • Reduce cost • Employee satisfaction & retention • In contracting of first large employer • In partnership with health plan • Partner for self - insured employers • Fully insured • First major plan in contracting NDA NDA 24 Clients 800 Access to pool of employers through strategic partners 240K Access to pool of users *$ 500 M Annual revenue pipeline 2.4 M Access to users Signed Contracts Pipeline HMC S& P 500 S& P 500 *Annual pipeline revenue estimates are calculated as anticipated opportunity population multiplied by 10 % condition prevalence times 35 % enrollment at $ 59 /month times 12 months. In the event that actual prevalence or eligible members is known, those amounts are used instead. Actual revenue from an opportunity could differ significantly from the estimated amount. Employers Health Plans Providers Remote Patient Monitoring

16 Our Highly Scalable SaaS / PaaS Business Model Drives recurring revenue and high growth margin. SaaS Software as a service PaaS Platform as a service Medical Devices + Unlimited Disposables Application Experience Dario Coaching Medical Devices + Unlimited Disposables Enhanced Application Experience Dario Coaching Health Coaching (CDE) Licensing to integrate to the open platform Applicable for providers as well as medical devices companies 1st Condition $25 PMPM 2 nd Condition +$ 10 1 st Condition $ 60 PMPM 2 nd Condition +$ 10 $ 39 PMPM Consumer / Retail Standard Membership Digital Therapeutic Premium Membership Membership Program

17 Transformative M&A Acquisition of Upright 17

18 *https://www.sciencedaily.com/releases/ 2016 / 03 / 160301114116 .htm *https://ergo - plus.com/cost - of - musculoskeletal - disorders - infographic/ #1 Reason for work absentee $ 7 , 800 Annual cost of treatment 38 % More time away from work than the avg injury It ’ s a big problem 50% $213B 52% Of adults suffer an MSK issue each year Annual U.S. cost to payers or self - insured employers Of MSK conditions involve lower back, neck and shoulder pain Additional Growth Engine - Musculoskeletal

19 Musculoskeletal – Complements Diabetes And aligns well with Dario ’ s Existing Platform Shared Clients of Employers R anked MSK top condition impact costs Closely align with * Diabetes 36% Prevalence among Diabet ic s Significant TAM $ 13 B Opportunity in the US Similar Treatment Approach Required consumer centric solution Diabetes Heart Problems Lung Problems Mental Health Cancer In the last 5 years 100% 50% 0% 36.2% 45% 43.1% 41.6% 32.4% 63.8% 55% 56.9% 58.4% 67.6% long - term chronic conditions Other Comorbidities MSK • 36% Prevalence of musculoskeletal disorders among people ages 45 years and over reporting diabetes as another long - term condition • Musculoskeletal conditions are prevalent in 1/3 to 1/2 of multi - morbidity health state *https://www.researchgate.net/publication/ 320774650 _The_contribution_of_musculoskeletal_disorders_in_multimorbidity_Implications_for_practice_and_policy

DarioHealth – MSK Solution

UPRIGHT Satisfies All of Dario's Selection Criteria

Consumer Centric	D2C Focused with very high user satisfaction	✓ UPRIGHT
Wide MSK coverage	Covers 52% of MSK conditions by providing a solution for Back, Neck and shoulder	✓ UPRIGHT
Significant user base that proves durable behavioral change	Offering designed to drive outcomes through durable behavioral change as proved with more then 90K users	✓ UPRIGHT
Use technology that combines HW, SW and light service	Combines a sensor with software application and light coaching for full experience.	✓ UPRIGHT
Company culture – consumer first!	Share same culture of digital approach with consumer first mindset.	✓ UPRIGHT

DARIO HEALTH

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21 Support the digital experience with human coaching to provide a durable behavioral change Digital First Solution for MSK and Pain Management Integrated Virtual Platform Focused on Behavior Change Mirrors Dario ’ s Current Offering Hardware / Sensors Enables biofeedback to drive personalized experience in combination with software Human coaching Software Enables full data driven digital experience including education and content

22 Upright – Scalable, Sustainable Results • Unique approach prevents and treats MSK conditions via sustainable behavioral change. • Bio - Feedback platform Unique data aggregation with an average usage of hours /day • Resulted in a sustainable ( 18 months) significant decrease in back pain ( 54% - 61%) in a large group of 57,000 participants. M in/Day Min/Day Compliance 350 15 BioFeedback Motor Learning 1B Behavi o r Science Data Driven Data Points Part of every day activity Competition

23 U PRIGHT ’ s High User Satisfaction Satisfaction Leads to Engagement which In turn Leads to Clinical Performance Report improvement in posture within 2 weeks 83% Would recommend within Employer 4 out of 5 Would recommend a friend 72%

24 U PRIGHT – Clinical Results Real World Health Outcomes Highlight Strength of Offering $3 , 954 54% Severe pain level reduction User ’ s pain level rating over 13 to 18 months 57 k Users – 261 K data points Moderate pain level reduction 61 % User ’ s pain level rating over 13 to 18 months $4 , 467 1% Cost savings of $ 73.23 for every Of pain reduction Improvement in seated thoracic spinal angle 16% “ Upright posture trainer could be beneficial in improving posture and reducing future spinal problems ” Improvement in extensor muscles endurance 55% “Upright can be beneficial in reducing future spinal problems” Improved their RAND SF Health Survey by an avg of 29% 8 “ Upright improves emotional wellbeing and overall health ” O ut of 10 Reduction in maximal neck flexion 38% “Upright posture device can improve posture alignment in Parkinson’s disease”

Digital Therapy - MSK Solution Landscape

UPRIGHT Compares Favorably to Peers

	Active Users	B2B	B2C	User Satisfaction	Clinical Data	HW Sensor	Behavioral health	Global
UPRIGHT®	90K	◔	●	◕	◕	◕	●	◑
Hinge Health	60K	●	○	◕	●	●	●	○
PHYSERA	10K	●	◔	◕	●	○	◔	○

MSK Scalable Players

Early stage, most players have up to 10,000 users, Hinge and upright are the only 2 companies with significant number of users.

UPRIGHT® Hinge Health

Hinge

B2B Focused – Recently *raised $300M in a valuation of $3B, Estimated revenue - $70M-$80M

Hinge Health

PHYSERA

**Acquired by OMADA Health for $30M for $3M yearly revenue

omada PHYSERA

*https://medcitynews.com/2021/01/virtual-physical-therapy-startup-hinge-health-reaches-3b-valuation/
**https://www.cnbc.com/2020/05/19/omada-health-raises-57-million-acquires-physera-for-30-million.html

DARIO HEALTH

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26 Product Roadmap Layering on New Chronic Conditions for a More Complete Virtual Care Solution Multi Devices, CGM, Hyper personalization through AI. 2016 - 2018 Diabetes Personalized through user journeys and education 2019 Hypertension Fully integrated MSK solution for Employers 2021 Musculoskeletal (MSK) 2021 Next Condition … Chronic Conditions 2016 2018 2019 2017 2020 2021 2021 + 2019 Post Upright Acquisition Covered Lives 2020 48,000 69,400 159,400

27 Dror Bacher COO Rick Anderson President & GM North America Erez Raphael CEO, Board Member Zvi Ben - David CFO Dennis M. McGrath Chair of Audit - Board Member Adam Stern Board Member Yoav Shaked Chairman of the Board Hila Karah Board Member Yadin Shemer Advisory Board Allen Kamer Advisory Board Barbara “Be” Stark SVP & Head of Managed Markets North America Omar Manejwala, M.D. Chief Medical Officer Experienced Executive Management Team Dennis Matheis Board Member Phil Ritchey SVP Health Systems & Providers Sales Eric Milledge Chairman of the Scientific Advisory Board Chris Chan SVP Employer Sales Claudia Kraut Partnership Board of Directors and Advisors Oded Cohen GM Musculoskeletal & Board Member

28 Financial Highlights Above $20M in revenue Above $ 90 M as of Jan 26 th , 2021 Transforming into B 2 B 2 C on good traction Combined proforma 2020 full - year revenue Cash position Several deals signed with employers and providers provide initial indication for a more significant sales ramp up in 2021 . ARPU increased from $ 6 per user per month to $ 25 per member per month, expected to grow to $ 70 PMPM Transformation into SaaS increase average revenue per user per month.

29 Average revenue per user per month ARPU Product Enhancements Expand D2C user base Scale Via B 2 B Clients Revenue $7 $25 $ 60 $ 80 Expand market through leverage of existing and new partnerships Expanding product offering to additional chronic conditions Continue to grow profitable consumer channel Multi Growth Drivers Strength of platform allows for broad market reach, increased number of users and better outcomes per user

30 Preferred Shares 3,550K Prefunded Warrants 1,183K Cash - $90M Enterprise Value $383M Stock Price $ 4.48 Shares Outstanding 14,598K Market Cap $357M Capital Structure Balance Sheet & Capitalization Snapshot Shares Outstanding 14,598K Preferred Shares 3,550K Prefunded Warrants 1,183K Warrants (Exercise Price: $4.05 - $12.00) 945K Warrants (Exercise Price: $25.00 - $112.50) 399K Stock Options (ESOP) 1,868K Fully Diluted Equity 22,543K Cash Balance Post Jan 26 th , 2021 Fund Raising: Exceeding $ 90 M All numbers are as of Feb. 1 st, 2021

31 Thank You